                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 15, 2000
                                                          ---------------

                        BURNHAM PACIFIC PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          MARYLAND                        1-9524                33-0204126
----------------------------     ------------------------     -------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

         110 WEST A STREET, SUITE 900, SAN DIEGO, CALIFORNIA 92101-3711
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 652-4700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         As previously announced, Burnham Pacific Properties, Inc. (the "Company") has entered into an agreement in principle (the "Agreement in Principle") with its largest preferred equityholders to support the decision by the Board of Directors to develop a plan of liquidation. A copy of the Agreement in Principle is attached hereto as Exhibit 10.1. This Item 5 is qualified in its entirety by reference to the complete text of the Agreement in Principle.

         The Company is negotiating a definitive agreement with the preferred equity holders regarding the matters set forth in the Agreement in Principle. There can be no assurances, however, that such a definitive agreement will be reached or, if reached, that the terms of such definitive agreement will not differ materially from the terms of the Agreement in Principle.

         In addition, as previously announced, J. David Martin has resigned as chief executive officer and a Director of the Company and Scott C. Verges will serve as the Company's interim chief executive officer. A copy of the separation agreement between the Company and Mr. Martin is attached hereto as Exhibit 10.2.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit No.              Description
-----------              -----------

10.1 Agreement, dated as of August 13, 2000, between the Company, Westbrook Burnham Holdings, L.L.C., Westbrook Co-Holdings, L.L.C., Blackacre SMC Master Holdings, L.P. and Blackacre SMC II Holdings, LLC.

10.2 Separation Agreement, dated as of August 18, 2000, between the Company and J. David Martin.

10.3 Separation Agreement, dated as of May 31, 2000, between the Company and Joseph Wm. Byrne.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                          BURNHAM PACIFIC PROPERTIES, INC.

Dated:  August 22, 2000                   By: /s/ Daniel B. Platt
                                             ----------------------------------
                                          Name:   Daniel B. Platt
                                          Title:  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

10.1 Agreement, dated as of August 13, 2000, between the Company, Westbrook Burnham Holdings, L.L.C., Westbrook Co-Holdings, L.L.C., Blackacre SMC Master Holdings, L.P. and Blackacre SMC II Holdings, LLC.

10.2 Separation Agreement, dated as of August 18, 2000, between the Company and J. David Martin.

10.3 Separation Agreement, dated as of May 31, 2000, between the Company and Joseph Wm. Byrne.